Exhibit 10.3

                    REAFFIRMATION AND RATIFICATION AGREEMENT


                                                              May 31, 2006
Laurus Master Fund, Ltd.
c/o Laurus Capital Management, LLC
825 Third Avenue
New York, New York 10022

Ladies and Gentlemen:
Reference is made to the (a) Securities Purchase Agreement, dated as of February 8, 2005 between eLEC Communications Corp., a New York corporation (the "Company") in favor of Laurus Master Fund, Ltd., a Cayman Islands company ("Laurus") (as amended, modified or supplemented from time to time, the "Securities Purchase Agreement"); (b) the Subsidiary Guaranty, dated as of February 8, 2005 made by Telecarrier Services, Inc., a Delaware corporation ("Telecarrier"), Vox Communications Corp., a Delaware corporation ("Vox"), New Rochelle Telephone Corp, a New York corporation ("New Rochelle"), AVI Holding
Corp, a Texas corporation ("AVI") TelcoSoftware.com Corp., a Delaware corporation ("Telco") and Line One, Inc. a New York corporation ("Line One") in favor of Laurus (as amended, modified or supplemented from time to time, the "Subsidiary Guaranty"), (c) Master Security Agreement dated as of February 8, 2005 made by the Company, Telecarrier, Vox, New Rochelle, AVI, Telco, and Line One in favor of Laurus (as amended, modified or supplemented from time to time, the "Master Security Agreement") and (d) Stock Pledge Agreement dated as of February 8, 2005 made by the Company, in favor of Laurus (as amended, modified or supplemented from time to time, the "Stock Pledge Agreement") (the Securities Purchase Agreement, the Subsidiary Guaranty, the Master Security Agreement and the Stock Pledge Agreement, collectively, the "Existing Security and Guaranty Agreements").

         To induce Laurus to provide additional financial accommodations to the Company evidenced by (i) that certain Secured Term Note, dated the date hereof, made by the Company in favor of Laurus (as amended, modified or supplemented from time to time, the "New Laurus Term Note"), (ii) the Purchase Agreement referred to in the New Laurus Term Note (as amended, modified or supplemented from time to time, the "New Laurus Purchase Agreement"), (iii) the Related Agreements referred to in, and defined in, the New Laurus Purchase Agreement;
(iv) that certain Amended and Restated Secured Term Note with a scheduled maturity date of February 8, 2008 (as amended, modified or supplemented from time to time, the "February Note"); (v) that certain Amended and Restated Secured Term Note with a scheduled maturity date of November 30, 2008 (as amended, modified or supplemented from time to time, the "November Note") (the agreements set forth in the preceding clauses (i) through (v), inclusive, collectively, the "New Laurus Agreements"), each of the Company, Telecarrier, Vox, New Rochelle, AVI, Telco, and Line One hereby:

         (a) represents and warrants to Laurus that it has reviewed and approved the terms and provisions of each of the New Laurus Agreements and the documents, instruments and agreements entered into in connection therewith;

         (b) acknowledges, ratifies and confirms that all indebtedness incurred by, and all other obligations and liabilities of, each of the Company, Telecarrier, Vox, New Rochelle, AVI, Telco, and Line One under each of the New Laurus Agreements are (i) "Obligations" under, and as defined in the Subsidiary Guaranty, (ii) "Obligations" under, and as defined in, the Master Security Agreement and (iii) "Indebtedness" under, and as defined in, the Stock Pledge Agreement;

         (c) acknowledges, ratifies and confirms that each of the New Laurus Agreements are "Documents" under, and as defined in, each of the Subsidiary Guaranty, the Master Security Agreement and the Stock Pledge Agreement;

         (d) acknowledges, ratifies and confirms that all of the terms, conditions, representations and covenants contained in the Existing Security and Guaranty Agreements are in full force and effect and shall remain in full force and effect after giving effect to the execution and effectiveness of each of the New Laurus Agreements (provided that the representations and warranties made by the Company in the existing Security and Guarantee Agreements shall be true and correct only as of the date of such agreements);

         (e) represents and warrants that no offsets, counterclaims or defenses exist as of the date hereof with respect to any of the undersigned's obligations under any Existing Security and Guaranty Agreements; and

         (f) acknowledges, ratifies and confirms the grant by each of the Company, Telecarrier, Vox, New Rochelle, AVI, Telco, and Line One to Laurus of a security interest in the assets of (including the equity interests owned by) each of the Company, Telecarrier, Vox, New Rochelle, AVI, Telco, and Line One , respectively, as more specifically set forth in the Existing Security and Guaranty Agreements.

         (g) This letter agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflicts of law provisions thereof.

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


         In Witness Whereof, the undersigned have executed this Reaffirmation and Ratification Agreement this 31st day of May, 2006.

                                   eLEC COMMUNICATIONS CORP.



                                   By:  /s/  Paul H. Riss
                                       --------------------
                                   Name: Paul H. Riss
                                   Title: Chief Executive Officer

                                   Address:  75 South Broadway, Suite 302,
                                   White Plains, NY 10602
                                   Facsimile: 914-682-0820



                                   NEW ROCHELLE TELEPHONE CORP.


                                   By: /s/  Paul H. Riss
                                       --------------------
                                   Name: Paul H. Riss
                                   Title: Chief Executive Officer

                                   Address: 75 South Broadway, Suite 302,
                                   White Plains, NY 10602
                                   Facsimile: 914-682-0820



                                   TELECARRIER SERVICES, INC.


                                   By: /s/  Paul H. Riss
                                       --------------------
                                   Name: Paul H. Riss
                                   Title: Chief Executive Officer

                                   Address: 75 South Broadway, Suite 302,
                                   White Plains, NY 10602
                                   Facsimile: 914-682-0820


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


                                   VOX COMMUNICATIONS CORP.

                                   By: /s/  Paul H. Riss
                                       --------------------
                                   Name: Paul H. Riss
                                   Title: Chief Executive Officer

                                   Address:  75 South Broadway, Suite 302,
                                   White Plains, NY 10602
                                   Facsimile: 914-682-0820



                                   AVI HOLDING CORP.

                                   By: /s/  Paul H. Riss
                                       --------------------
                                   Name: Paul H. Riss
                                   Title: Chief Executive Officer

                                   Address: 75 South Broadway, Suite 302,
                                   White Plains, NY 10602
                                   Facsimile: 914-682-0820



                                   TELCOSOFTWARE.COM CORP.

                                   By:  /s/  Paul H. Riss
                                       --------------------
                                   Name: Paul H. Riss
                                   Title: Chief Executive Officer

                                   Address: 75 South Broadway, Suite 302,
                                   White Plains, NY 10602
                                   Facsimile: 914-682-0820



                                   LINE ONE, INC.

                                   By: /s/  Paul H. Riss
                                       --------------------
                                   Name: Paul H. Riss
                                   Title: Chief Executive Officer

                                   Address: 75 South Broadway, Suite 302,
                                   White Plains, NY 10602
                                   Facsimile:  914-682-0820



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


Acknowledged and Agreed to by:


LAURUS MASTER FUND, LTD.


By:  /s/ Eugene Grin
    -------------------
     Name: Eugene Grin
     Title: Director


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